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                                                                    EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 23, 1997, with respect to the financial statements of San Juan Cellular Telephone Company (a Partnership) included in the Registration Statement (Form S-4) and related Prospectus of CCPR Services, Inc. dated April 29, 1997.



                                                Ernst & Young LLP
San Juan, Puerto Rico
April 28, 1997